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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): March 7, 2006


                                VCA ANTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      001-16783                 95-4097995
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
               (Address of Principal Executive Offices, Zip Code)

                                 (310) 571-6500
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

NON-EMPLOYEE DIRECTOR COMPENSATION

     On March 7, 2006, the Compensation Committee of the Board of Directors of VCA Antech, Inc., which we refer to as the Company, approved several changes to the compensation of its non-employee directors which are as follows:

     o The number of options granted to directors upon appointment to the Board is decreased from 30,000 to 8,000;

     o The number of options granted to directors annually is decreased from 10,000 to 8,000; and

     o The fee paid to directors for in-person meetings is increased from $1,000 to $2,000, and for telephonic meetings from no payment to $1,000.

     This summary of the changes to the terms of the Company's compensation to non-employee directors is qualified in its entirety by the summary attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

EXHIBIT NO.       DESCRIPTION

10.1              VCA Antech, Inc. Summary of Non-Employee Director Compensation


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



March 13, 2006                              VCA ANTECH, INC.



                                            By: /s/ Tomas W. Fuller
                                                --------------------------------
                                                Name:  Tomas W. Fuller
                                                Title: Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

10.1              VCA Antech, Inc. Summary of Non-Employee Director Compensation